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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF TIME WARNER INC.

Time Warner maintains over 1,500 subsidiaries. Set forth below are the names of certain controlled subsidiaries, at least 50% owned, directly or indirectly, of Time Warner as of December 31, 2004, that carry on a substantial portion of Time Warner's lines of business. The names of various consolidated wholly owned subsidiaries have been omitted. None of the foregoing omitted subsidiaries, considered either alone or together with the other subsidiaries of its immediate parent, constitutes a significant subsidiary.

                                                                                      STATE OR OTHER
                                                                                     JURISDICTION OF
NAME                                                                                  INCORPORATION
Time Warner Inc. (Registrant)...................................................         Delaware
     America Online, Inc........................................................         Delaware
         Advertising.com, Inc...................................................         Maryland
         America Online India Private Limited...................................         India
         AMSE France SAS........................................................         France
         AOL Asia Limited.......................................................         Hong Kong
         AOL Community, Inc.....................................................         Delaware
         AOL Deutschland GmbH & Co. KG..........................................         Germany
         AOL Deutschland Service Operations GmbH & Co. KG.......................         Germany
         AOL Europe Operations Limited..........................................         Ireland
         AOL Europe Sarl........................................................         Luxembourg
         AOL Europe Services Sarl...............................................         Luxembourg
         AOL France SNC.........................................................         France
         AOL Member Services Philippines, Inc...................................         Philippines
         AOL Operations Asia LLC................................................         Delaware
         AOL Technologies Ireland Limited.......................................         Ireland
         AOL (UK) Limited.......................................................         United Kingdom
         CompuServe Interactive Services France SNC.............................         France
         CompuServe Interactive Services, Inc...................................         Delaware
         Digital City, Inc......................................................         Delaware
         Digital Marketing Services, Inc........................................         Delaware
         eVoice, Inc............................................................         Delaware
         ICQ Ltd................................................................         Israel
         InfoInterActive Corp...................................................         Nova Scotia
         MapQuest.com, Inc......................................................         Delaware
         Netscape Communications Corporation....................................         Delaware
         Nullsoft, Inc..........................................................         Arizona
         Quack.com, Inc.........................................................         Delaware
         Spinner Networks, Incorporated.........................................         California
         Tegic Communications Corporation.......................................         Washington
     Historic TW Inc............................................................         Delaware
         Turner Broadcasting System, Inc........................................         Georgia
              Atlanta National League Baseball Club, Inc........................         Georgia
              Cable News International, Inc.....................................         Georgia

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
              Cable News Network LP, LLLP.......................................         Delaware
              CNN America, Inc..................................................         Delaware
              CNN Investment Company, Inc.......................................         Delaware
              CNN Newsource Sales, Inc..........................................         Georgia
              New Line Cinema Corporation.......................................         Delaware
                  New Line Distribution, Inc....................................         California
                  New Line Home Entertainment, Inc.                                      New York
                  New Line Productions, Inc.....................................         California
                  New Line Television, Inc......................................         California
                  New Line Theatricals, Inc.....................................         California
              Superstation, Inc.................................................         Georgia
              TEN Investment Company, Inc.......................................         Delaware
              The Cartoon Network LP, LLLP......................................         Delaware
              Turner Arena Productions and Sales, Inc...........................         Georgia
              Turner Broadcasting System Asia Pacific, Inc......................         Georgia
              Turner Broadcasting Sales, Inc....................................         Georgia
              Turner Broadcasting System (Holdings) Europe Ltd..................         United Kingdom
              Turner Classic Movies LP, LLLP....................................         Delaware
              Turner Entertainment Group, Inc...................................         Georgia
              Turner Entertainment Networks Asia, Inc...........................         Georgia
              Turner Entertainment Networks Inc.................................         Georgia
              Turner Home Entertainment, Inc....................................         Georgia
              Turner International, Inc.........................................         Georgia
              Turner Network Television LP, LLLP................................         Delaware
              Turner Pictures Group, Inc........................................         Georgia
              Turner Sports, Inc................................................         Georgia
         Time Warner Companies, Inc.............................................         Delaware
              American Television and Communications Corporation................         Delaware
              Time Inc..........................................................         Delaware
                  Bookspan partnership..........................................         Delaware (1)
                  Business 2.0 Media Inc........................................         Delaware
                  Entertainment Weekly Inc......................................         Delaware
                  IPC Group Limited.............................................         United Kingdom
                  Leisure Arts, Inc.............................................         Delaware
                  Life Inc......................................................         Delaware
                  Little, Brown and Company (Inc.)..............................         Massachusetts
                  Media Networks, Inc...........................................         Delaware
                  Oxmoor House, Inc.............................................         Delaware
                  Southern Progress Corporation.................................         Delaware
                  Sunset Publishing Corporation.................................         Delaware
                  Synapse Group, Inc............................................         Delaware (1)
                  The Parenting Group Inc.......................................         Delaware
                  This Old House Productions, Inc...............................         Delaware
                  This Old House Ventures, Inc..................................         Delaware
                  Time Australia Magazine Pty Limited...........................         Australia
                  Time Consumer Marketing, Inc..................................         Delaware
                  Time Customer Service, Inc....................................         Delaware
                  Time Direct Ventures LLC......................................         Delaware

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
                  Time Distribution Services Inc................................         Delaware
                      Time/Warner Retail Sales & Marketing Inc..................         New York
                  Time Inc. Brand Licensing.....................................         Delaware
                  Time Inc. Home Entertainment..................................         Delaware
                  Time Inc. Ventures............................................         Delaware
                  Time Warner Book Group Inc....................................         Delaware
                  Time4 Media, Inc..............................................         New York
                  Warner Books, Inc.............................................         New York
                  Warner Publisher Services Inc.................................         New York
              Time International Inc............................................         Delaware
              Warner Communications Inc.........................................         Delaware
                  Castle Rock Entertainment.....................................         California
                  Castle Rock Entertainment, Inc................................         Georgia
                  Courtroom Television Network LLC..............................         New York (1)
                  DC Comics (partnership).......................................         New York
                  E.C. Publications, Inc........................................         New York
                  Home Box Office, Inc..........................................         Delaware
                      HBO Services, Inc.........................................         Delaware
                  Time Warner Cable Inc.........................................         Delaware (1)
                      Road Runner Holdco LLC....................................         Delaware
                      Time Warner Cable San Antonio, L.P........................         Delaware
                      Time Warner Cable West Virginia LLC.......................         Delaware
                      Time Warner NY Cable LLC..................................         Delaware
                      Time Warner Entertainment Company, L.P....................         Delaware (1)
                           Erie Telecommunications Inc..........................         Pennsylvania (1)
                           Time Warner Cable of Southeastern
                           Wisconsin, L.P. .....................................         Delaware
                           Time Warner Entertainment-Advance/Newhouse
                           Partnership..........................................         New York (1)
                  TW UK Holdings Inc............................................         Delaware
                      Time Warner Entertainment Limited.........................         United Kingdom
                  TW Ventures Inc...............................................         Delaware
                      Warner Bros. (F.E.) Inc...................................         Delaware
                      Warner Bros. (South) Inc..................................         Delaware
                  Warner Bros. Entertainment Inc................................         Delaware
                      Burbank Television Enterprises Inc........................         Delaware
                           Telepictures Production Inc..........................         Delaware
                           Warner Bros. International Television ...............
                           Distribution Inc.                                             Delaware
                           Warner Bros. Television Distribution Inc.............         Delaware
                           Warner Bros. Television Production Inc...............         Delaware
                      Monolith Productions Inc..................................         Washington
                      Time Warner Entertainment Australia Pty Limited                    Australia
                      Warner Home Video Inc.....................................         Delaware
                      Warner Bros. Animation Inc................................         Delaware
                      Warner Bros. Enterprises Inc..............................         Delaware

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
                           Warner Bros. Consumer Products Inc...................         Delaware
                           Warner Bros. International Cinemas Inc...............         Delaware
                           Warner Bros. Online Inc..............................         Delaware
                           Warner Bros. Interactive Entertainment Inc...........         California
                           Warner Bros. Studio Facilities Inc.                           Delaware
                           Warner Bros. Technical Operations Inc.                        Delaware
                      Warner Bros. Entertainment Canada Inc.....................         Canada
                      Warner Bros. Entertainment GmbH...........................         Germany
                      Warner Bros. Entertainment Espana S.L.....................         Spain
                      Warner Bros. France S.A...................................         France
                      Warner Bros. (Korea) Inc..................................         Korea
                      Warner Bros. Theatrical Enterprises Inc...................         Delaware
                           Warner Bros. Pictures Inc............................         Delaware
                           Warner Bros. Distributing Inc........................         Delaware
                           Warner Independent Pictures Inc.                              Delaware
                      Warner Entertainment Japan Inc............................         Japan
                      Warner Village Cinemas S.p.A..............................         Italy(1)
                      WTTA Incorporated.........................................         Delaware
                           Hanna-Barbera Entertainment Co., Inc.................         California
                           Turner Entertainment Co.                                      Delaware
                      WB Communications Inc.....................................         Delaware
                           The WB Television Network Partners, L.P..............         California (1)
                           WB 100-Plus Station Group Partners Inc...............         California
     Time Warner Finance Ireland................................................         Ireland
     Time Warner Realty Inc.....................................................         Delaware

(1)  Less than 100% owned